Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this third quarter report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended September 30, 2005. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

It has been three months since the launch of the Fund and we are pleased with the returns that have been generated by LOR on its investments, since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (“Lazard”).

Portfolio Update (September 30, 2005)

During the month of September, the Fund’s performance, as measured by the Net Asset Value per share (“NAV”), was up 2.9%, in line with the return of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®), which gained 3.0% . Since inception, the Fund’s NAV has earned 6.9% compared to the benchmark return of 7.8% . Shares of LOR ended the third quarter with a closing market price of $18.21, representing a 10.1% discount to the Fund’s NAV. The Fund’s net assets were $136.6 million as of September 30, 2005, with total leveraged assets of $195.0 million, representing 29.9% leverage.

We believe that LOR’s investment thesis remains strong and are encouraged by the Fund’s performance since its inception. The Fund has benefited from its international exposure, particularly the emerging markets, which experienced strong returns in the third quarter. The Fund’s short duration currency and debt portfolio has been a moderate positive contributor to performance since inception.

As of September 30, 2005, approximately 68.5% of the Fund’s total leveraged assets consisted of global equities and approximately 30.7% consisted of emerging market currency and debt instruments, while the remaining 0.8% consisted of cash and other assets.

Declaration of Dividends

The Fund’s first monthly dividend of $0.1167 per share was paid on September 23, 2005. This distribution represents an annualized market yield of 7.7%, based on the share price of $18.21 at the close of the NYSE trading on September 30, 2005.

Additional Information

Please note that frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics are available on www.LazardNet.com. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Manager

World Equity Portfolio
(68.5% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 60 to 90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by Lazard. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples of equity investments as of September 30, 2005 included Barclays PLC, which provides commercial and investment banking, insurance, financial, and asset management services and operates branches in more than 60 countries worldwide; Usinas Siderurgicas de Minas, a flat steel producer domiciled in Brazil, which focuses on hot-rolled and cold-rolled steel; Statoil ASA, a Norway-based company involved in the

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

exploration, production, transportation, refining, and marketing of petroleum and petroleum-derived products; and Citizens Communications, a Connecticut-based company that provides wire line communications services to rural areas and small to medium-sized towns and cities.

These companies are based in both developed and emerging market regions around the world. As of September 30, 28.6% of the world equity portfolio’s stocks were based in North America, 24.3% were from continental Europe (not including the U.K.), 18.8% were from the U.K., 7.1% were from Asia, 9.3% were from Australia and New Zealand, 8.5% were from Latin America, and 3.4% were from Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at the end of September were financials (30.9%), which includes banks, insurance companies, and financial services companies, and telecommunications services (19.5%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors included consumer discretionary, consumer staples, energy, health care, industrials, information technology, and utilities.

World Equity Market Overview

After concerns regarding global growth emerged in the first quarter of 2005, stocks rebounded in the third quarter, as the outlook for global growth improved. The U.S. dollar weakened early in the quarter and, later, rallied to end roughly flat. Energy stocks outpaced the market during the quarter, as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. In September, consumer confidence fell, and the U.S. Federal Reserve raised the benchmark interest rate by 25 basis points, the second hike this quarter, and the sixth in the first three quarters of 2005. Small cap stocks outpaced large caps in the third quarter, continuing their recent strong performance in both absolute terms and relative terms.

Growth in the European economies appeared to be picking up. In Italy, unemployment reached a new low in September, and consumer spending in France was strong. European economies have benefited from a weak euro this year, making their goods more attractive abroad. From a sector perspective, the rally was broad based, as all sectors had positive returns. In particular, energy and materials dramatically outperformed during the quarter. Energy stocks were up sharply, as the price of oil rose dramatically, and the materials sector performed well as commodity producers benefited from further commodity price increases. Regionally, the rally was broad based with most countries performing roughly in line with the market. However, Japanese markets rallied sharply during the quarter, as this country’s economy is showing signs of improvement. The U.S. markets lagged the rest of the world.

Emerging markets stocks also finished the third quarter strongly, rising by more than 9% in September. Equities performed most strongly in Latin America, but still rose substantially across the entire emerging markets universe. Eastern European markets finished the month higher, but underperformed significantly versus shares in other regions.

What Helped and Hurt LOR

The portfolio benefited from materials stocks, particularly in emerging markets, as excitement over commodity prices caused these stocks to rise dramatically. The MSCI Emerging Markets® Index returned 18% for the quarter, more than double that of the 7.6% rise for MSCI ACWI Index. The portfolio also benefited from its global energy holdings. Energy was the best performing sector as the price of oil touched $70 per barrel during the quarter. Financial holdings detracted from performance, as our U.S. bank holdings declined over concerns that the flattening yield curve would hurt net interest margins. However, we believe that the valuations of these stocks are attractive and their yields are compelling. PT

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Bank Mandiri (Indonesia) shares fell after the Indonesian government faced a fiscal challenge due to subsidies for oil products.

Emerging Market Currency and Debt Portfolio
(30.7% of total leveraged assets)

The Fund also seeks enhanced income through investments in high-yielding, short duration1 (typically, below one year) emerging market forward currency contracts and local currency debt instruments. As of September 30, this portfolio consisted of primarily forward currency contracts (84.1%) with a smaller allocation to sovereign debt obligations (15.9%) . The average duration of the emerging market currency and debt portfolio was approximately 3.2 months as of September 30, with an average credit rating2 of A.

As of September 30, the Fund’s emerging market currency and debt holdings were highly diversified across 27 countries within Eastern Europe (18.8%), Asia (30.9%), Latin America (17.5%), the Middle East (7.5%), Africa (12.5%), and the Commonwealth of Independent States and the Baltic countries (12.8%) .

Emerging Market Currency and Debt Market Review
In the third quarter, the emerging markets experienced an increase in volatility that was triggered by several macro and market events. Commodities continued to rise and emerging market external debt spreads tightened. On the macro front, the twin hurricanes Katrina and Rita raised concerns regarding potential damage to the U.S. economic growth. The end of the Chinese ren-minbi peg to the U.S. dollar as well as news of China’s move to a floating exchange rate was announced on July 21, which resulted in a +2% revaluation versus the U.S. dollar. Malaysia also broke with its currency peg regime, moving to a floating rate system. The broad-based rally in Asian currencies (the Malaysian ringgit and renminbi forwards) proved short lived as the quarter revealed more details of the new Chinese currency regime, which essentially was termed inadequate. At the September 20 FOMC meeting, the Fed hike in interest rates signaled their view that post-hurricane production setbacks were only temporary. Growth- and interest-rate expectations in the United States rose again due to a rally in U.S. dollar, especially against the euro.

What Helped and What Hurt LOR
Brazil, once again, was the star performer during the third quarter of 2005. A combination of high carry and strong trade and current account numbers helped Brazil’s currency to appreciate 4.5% . Combined with high, implied interest rates (19%), the portfolio’s real position posted a strong return despite volatility intra-quarter. Turkey, which has been a multi-quarter top performer, contributed significantly. While its currency weakened modestly over the quarter, the high level of interest rates, over 15% in U.S.-dollar terms, led to a strong total return. The portfolio also benefited by reducing its exposure to Turkey as the tourist season ended along with the inflow of tourists’ dollars. Poland had a strong quarter, as the local bond market rallied on continued rate-cut expectations, and the currency strengthened on the back of continued strong balance-of-payment support from foreign direct investment and cross-border portfolio inflows.

All Asian exposures, except the Philippines, hurt the portfolio’s performance in the third quarter. Rising oil prices (all Asian countries in the portfolio except Malaysia are oil importers) affected balance of payments. The small revaluation of the Chinese renminbi inspired regional central banks to aggressively intervene to prevent substantial currency strengthening in order to retain competitiveness with China. Central banks continue to choose economic growth at the risk of increased inflation, seeking to help their exporters by preventing FX appreciation.

Indonesia, although a member of OPEC, imports finished oil products (gasoline, heating oil, etc.) while exporting crude oil. With huge oil subsidies in place for the consumer, like many Asian economies, oil price increases were transformed into additional fiscal losses. Loose

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

monetary policy and lack of immediate policy response led to a sharp fall in the value of the rupiah. The government then announced its plans to phase out oil subsidies starting in early October, and the Central Bank hiked rates, successfully stemming the sell off of the rupiah.

The portfolio has had no exposure to the Chilean peso and thus did not participate in its strong performance this quarter. The currency’s combination of extremely low yields, speculative capital, and a tendency to be viewed as a copper proxy on the upside and a Latin American proxy on the downside leads to high volatility. Thus the portfolio continues to avoid exposure to Chile.

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.
2	Source: S&P, Moody’s and Fitch. Ratings for the forward currency contracts represent the counterparty credit rating. Ratings for the bonds represent the bond issuer rating.

All returns are for the period ended September 30, 2005 and reflect reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that Lazard Asset Management LLC (the “Investment Manager”) believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Total Return Information* (unaudited)
For the period ended September 30, 2005
Since
Inception**

Market Price	(8.37)%
Net Asset Value	6.92
MSCI ACWI Index	7.79

*	All returns reflect reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Returns for period of less than one year are not annualized.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2005 (unaudited)
		Percentage of
Security	Value	Net Assets

Citizens Communications Co.	$3,753,350	2.75%
Eni SpA	3,437,953	2.52
Bank Hapoalim BM	3,038,472	2.22
Magyar Telekom Sponsored ADR	2,974,388	2.18
PanAmSat Holding Corp.	2,896,740	2.12
Bank of America Corp.	2,698,610	1.97
Telemar Norte Leste SA	2,639,930	1.93
KT Corp. Sponsored ADR	2,589,750	1.89
Usinas Siderurgicas de Minas Gerais SA	2,490,284	1.82
Souza Cruz SA	2,468,601	1.81

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
September 30, 2005 (unaudited)

Description	Shares	Value

Common Stocks—91.3%

Australia—7.8%
Amcor, Ltd. (c)	340,400	$1,744,241
Australia and New Zealand Banking
Group, Ltd. (c)	111,500	2,043,528
Lion Nathan, Ltd. (c)	303,800	1,946,454
National Australia Bank, Ltd.	79,000	1,993,853
Telstra Corp., Ltd.	520,500	1,617,744
Westpac Banking Corp.	82,100	1,322,879

Total Australia		10,668,699

Belgium—0.9%
Belgacom SA	37,400	1,272,026

Brazil—1.8%
Souza Cruz SA (c)	203,200	2,468,601

France—5.7%
BNP Paribas SA	18,100	1,380,259
Lagardere SCA	16,500	1,174,695
Schneider Electric SA	22,900	1,813,937
Societe Generale (c)	12,200	1,396,613
Total SA	7,400	2,026,143

Total France		7,791,647

Greece—1.5%
OPAP SA	64,600	2,009,433

Hungary—2.2%
Magyar Telekom Sponsored ADR (c) .	115,600	2,974,388

Indonesia—1.6%
PT Bank Mandiri	15,852,000	2,233,761

Ireland—1.3%
Allied Irish Banks PLC	80,300	1,713,603

Israel—2.2%
Bank Hapoalim BM	781,200	3,038,472

Italy—7.9%
Enel SpA	200,700	1,734,954
Eni SpA	115,400	3,437,953
Lottomatica SpA	53,200	2,022,994
Telecom Italia SpA	560,400	1,827,623
Terna SpA	677,200	1,751,320

Total Italy		10,774,844

Mexico—2.8%
Grupo Televisa SA Sponsored ADR (c)	27,800	1,993,538
Kimberly-Clark de Mexico SA de CV	503,200	1,894,527

Total Mexico		3,888,065

Morocco—1.0%
Maroc Telecom	124,800	1,339,140

New Zealand—1.3%
Telecom Corp. of New Zealand, Ltd.	410,400	1,713,119

Norway—2.4%
DNB NOR ASA	116,900	1,209,440
Statoil ASA	85,300	2,124,557

Total Norway		3,333,997

Singapore—0.9%
United Overseas Bank, Ltd.	146,000	1,218,467

South Africa—2.1%
Old Mutual PLC	566,400	1,390,301
Sanlam, Ltd.	704,600	1,418,576

Total South Africa		2,808,877

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2005 (unaudited)

Description	Shares	Value

South Korea—2.6%
KT Corp. Sponsored ADR (c)	115,100	$2,589,750
KT&G Corp.	21,400	928,737

Total South Korea		3,518,487

Switzerland—1.0%
Credit Suisse Group	31,200	1,386,667

Taiwan—1.8%
Chunghwa Telecom Co., Ltd.
Sponsored ADR (c)	100,900	1,867,659
Fubon Financial Holding Co., Ltd.	713,000	653,153

Total Taiwan		2,520,812

United Kingdom—17.3%
Aviva PLC	111,500	1,227,911
Barclays PLC	123,100	1,247,858
Bradford & Bingley PLC	208,400	1,258,122
British American Tobacco PLC	70,600	1,487,541
Diageo PLC	91,900	1,325,030
Gallaher Group PLC	91,500	1,424,480
George Wimpey PLC	173,400	1,312,941
GlaxoSmithKline PLC	55,700	1,420,931
HBOS PLC	79,100	1,194,352
HSBC Holdings PLC	76,300	1,237,788
Kelda Group PLC	108,900	1,353,402
National Grid PLC	122,067	1,147,771
Provident Financial PLC	95,500	1,059,311
Royal & Sun Alliance Insurance
Group PLC	1,365,500	2,343,236
Royal Dutch Shell PLC, Class A	53,000	1,755,318
Scottish and Southern Energy PLC	88,600	1,612,878
Tate & Lyle PLC	158,600	1,274,532

Total United Kingdom		23,683,402

United States—25.2%
Altria Group, Inc. (c)	26,500	1,953,315
Bank of America Corp. (c)	64,100	2,698,610
Brandywine Realty Trust (c)	56,400	1,753,476
Bristol-Myers Squibb Co. (c)	68,400	1,645,704
Centerplate, Inc.	49,900	591,315
Chevron Corp. (c)	30,400	1,967,792
Citizens Communications Co. (c)	277,000	3,753,350
Ferrellgas Partners LP (a)	30,200	654,736
Health Care Property Investors, Inc. .	64,000	1,727,360
JPMorgan Chase & Co.	48,000	1,628,640
KeySpan Corp. (c)	42,400	1,559,472
Microsoft Corp.	49,100	1,263,343
Newell Rubbermaid, Inc. (c)	72,400	1,639,860
PanAmSat Holding Corp. (c)	119,700	2,896,740
Sara Lee Corp. (c)	94,900	1,798,355
Temple-Inland, Inc. (c)	46,000	1,879,100
The Mills Corp. (c)	28,700	1,580,796
The Southern Co. (c)	49,600	1,773,696
Verizon Communications, Inc. (c)	49,700	1,624,693

Total United States		34,390,353

Total Common Stocks
(Identified cost $120,462,667)		124,746,860

Preferred Stocks—6.5%

Brazil—6.5%
Caemi Mineracao e Metalurgia SA	1,272,200	2,027,137
Gerdau SA Sponsored ADR (c)	115,900	1,730,387
Telemar Norte Leste SA (c)	102,000	2,639,930
Usinas Siderurgicas de Minas
Gerais SA (c)	106,600	2,490,284

Total Brazil		8,887,738

Total Preferred Stocks
(Identified cost $7,710,295)		8,887,738

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)

September 30, 2005 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value

Foreign Government
Obligations—7.0%

Egypt—3.7%
Egypt Treasury Bills (e):
0.00%, 10/11/05	10,000	$1,731,250
0.00%, 12/27/05	1,650	280,185
0.00%, 01/17/06	4,000	675,694
0.00%, 09/05/06	6,950	1,109,466
0.00%, 09/26/06	7,900	1,254,811

Total Egypt		5,051,406

Turkey—3.3%
Turkey Government Bond,
0.00%, 09/27/06 (e)	6,980	4,503,351

Total Foreign Government
Obligations
(Identified cost $9,350,188)		9,554,757

Total Investments—104.8%
(Identified cost $137,523,150) (b)		$143,189,355
Liabilities in Excess of Cash
and Other Assets—(4.8)%		(6,520,615)

Net Assets—100.0%		$136,668,740

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2005 (unaudited)

Forward Currency Contracts open at September 30, 2005:

			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	10/05/05	3,146,142	$1,086,000	$1,079,527	$—	$6,473
ARS	11/14/05	1,954,470	681,000	670,085	—	10,915
ARS	11/29/05	1,874,605	641,000	642,290	1,290	—
ARS	02/21/06	1,092,890	373,000	372,573	—	427
BRL	10/05/05	9,478,840	3,880,000	4,257,613	377,613	—
BRL	10/13/05	381,464	164,000	170,768	6,768	—
COP	10/05/05	2,555,122,000	1,091,000	1,115,999	24,999	—
COP	11/18/05	811,161,000	351,000	354,188	3,188	—
COP	11/30/05	683,464,000	296,000	298,300	2,300	—
COP	12/01/05	757,024,000	328,000	330,389	2,389	—
COP	12/12/05	1,022,310,000	444,000	445,926	1,926	—
COP	02/22/06	468,330,000	201,000	203,440	2,440	—
COP	05/12/06	780,864,000	332,000	337,603	5,603	—
GHC	11/07/05	3,935,659,000	427,000	429,431	2,431	—
HRK	10/14/05	1,488,967	248,000	241,540	—	6,460
HRK	10/31/05	7,767,612	1,282,779	1,259,816	—	22,963
IDR	10/05/05	37,063,750,000	3,725,000	3,601,919	—	123,081
ILS	11/30/05	4,455,000	972,261	969,100	—	3,161
ILS	09/29/06	1,630,658	356,000	354,861	—	1,139
INR	10/05/05	124,602,000	2,850,000	2,833,702	—	16,298
INR	10/11/05	4,579,120	104,000	104,120	120	—
INR	11/04/05	114,153,600	2,585,000	2,593,869	8,869	—
ISK	10/04/05	20,048,615	311,000	328,695	17,695	—
ISK	10/13/05	11,189,385	171,000	183,180	12,180	—
ISK	10/20/05	21,939,000	347,235	358,754	11,519	—
ISK	10/31/05	12,405,000	196,625	202,489	5,864	—
ISK	11/08/05	19,432,000	311,710	316,771	5,061	—
KRW	10/05/05	3,837,495,000	3,725,000	3,684,727	—	40,273
KRW	11/08/05	68,819,400	68,000	66,096	—	1,904
KRW	12/21/05	203,975,000	199,000	195,945	—	3,055
KRW	01/05/06	3,858,292,500	3,701,000	3,706,639	5,639	—
KRW	02/08/06	68,717,400	68,000	66,032	—	1,968
MYR	11/14/05	1,806,060	485,500	480,066	—	5,434
MYR	02/13/06	1,793,923	485,500	478,659	—	6,841
PEN	10/05/05	1,008,430	310,000	301,215	—	8,785
PEN	10/31/05	1,123,848	344,000	335,753	—	8,247
PEN	12/07/05	1,135,888	344,000	339,368	—	4,632
PHP	12/02/05	5,795,640	102,000	102,753	753	—
PHP	12/15/05	113,855,560	2,018,000	2,016,129	—	1,871
PLN	10/05/05	10,241,924	3,080,000	3,153,591	73,591	—
PLN	10/12/05	2,195,000	690,893	675,775	—	15,118
RON	10/19/05	7,432,250	2,500,000	2,520,422	20,422	—
RON	10/19/05	842,801	296,000	285,810	—	10,190
RON	10/24/05	4,830,637	1,629,000	1,638,440	9,440	—
RON	10/28/05	852,106	288,000	289,053	1,053	—
RUB	02/06/06	129,206,480	4,528,000	4,550,494	22,494	—
RUB	02/26/07	1,958,400	68,000	68,390	390	—
RUB	09/19/08	16,102,170	549,000	550,139	1,139	—
SGD	10/05/05	3,139,518	1,862,000	1,858,554	—	3,446
SGD	10/11/05	897,390	531,000	531,347	347	—
SGD	10/25/05	203,039	122,000	120,274	—	1,726
SGD	10/31/05	285,914	169,000	169,401	401	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2005 (unaudited)

Forward Currency Contracts open at September 30, 2005 (concluded):

			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

SGD	11/04/05	3,162,589	$1,871,000	$1,874,149	$3,149	$—
SIT	10/11/05	350,000,000	1,805,520	1,764,186	—	41,334
SKK	10/11/05	63,838,000	2,038,250	1,979,627	—	58,623
SKK	10/12/05	45,476,088	1,477,696	1,410,265	—	67,431
SKK	10/28/05	63,838,000	1,977,358	1,980,676	3,318	—
THB	11/04/05	52,851,200	1,280,000	1,285,156	5,156	—
TWD	10/04/05	60,204,560	1,898,000	1,814,677	—	83,323
TWD	10/04/05	60,204,560	1,816,235	1,814,677	—	1,558
TWD	01/03/06	60,298,000	1,825,000	1,827,572	2,572	—
TZS	10/04/05	139,605,000	123,000	122,868	—	132
TZS	10/05/05	713,375,000	625,000	627,750	2,750	—
TZS	10/18/05	247,320,000	216,000	217,187	1,187	—
TZS	10/31/05	169,164,000	148,000	148,241	241	—
TZS	11/09/05	190,580,400	167,000	166,696	—	304
TZS	11/16/05	200,112,500	175,000	174,778	—	222
TZS	12/15/05	192,559,000	168,321	167,048	—	1,273
TZS	12/22/05	158,700,000	138,000	137,431	—	569
TZS	01/04/06	139,605,000	120,870	120,534	—	336
UAH	11/08/05	1,548,450	310,000	304,391	—	5,609
UAH	11/18/05	1,181,258	239,000	231,713	—	7,287
UAH	12/08/05	2,339,425	470,000	456,645	—	13,355
UAH	06/19/06	836,640	166,000	154,102	—	11,898
UAH	08/01/06	1,301,000	258,002	237,110	—	20,892
UAH	08/07/06	7,822,080	1,552,000	1,423,522	—	128,478
ZMK	12/05/05	913,000,000	200,000	198,694	—	1,306

Total Forward Currency Purchase Contracts			$72,983,755	$72,881,715	$646,297	$748,337

			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	10/05/05	1,370,375	$475,000	$470,213	$4,787	$—
BRL	10/11/05	699,128	291,000	313,238	—	22,238
EUR	11/07/05	1,232,967	1,521,562	1,489,285	32,277	—
EUR	11/07/05	2,312,738	2,877,000	2,793,526	83,474	—
IDR	10/05/05	6,638,100,000	654,000	645,102	8,898	—
INR	10/05/05	124,602,000	2,828,649	2,833,702	—	5,053
ISK	10/04/05	20,048,615	326,525	328,695	—	2,170
ISK	10/13/05	11,189,385	182,982	183,180	—	198
KRW	10/05/05	3,837,495,000	3,697,009	3,684,727	12,282	—
RON	10/24/05	1,236,000	431,097	419,222	11,875	—
RUB	12/15/05	12,667,980	447,000	446,159	841	—
SGD	10/05/05	3,139,518	1,855,507	1,858,554	—	3,047
SKK	10/11/05	63,838,000	1,976,409	1,979,627	—	3,218
SKK	10/28/05	4,851,000	150,423	150,510	—	87
TRY	10/11/05	1,872,000	1,388,261	1,385,711	2,550	—
TWD	10/04/05	60,204,560	1,812,299	1,814,677	—	2,378
TWD	10/04/05	60,204,560	1,816,235	1,814,677	1,558	—
TWD	10/11/05	4,839,304	148,000	145,935	2,065	—
TZS	10/04/05	139,605,000	123,326	122,868	458	—

Total Forward Currency Sale Contracts			$23,002,284	$22,879,608	161,065	38,389

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$807,362	$786,726

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2005 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $137,523,150, aggregate gross unrealized appreciation was $8,053,122, aggregate gross unrealized depreciation was $2,386,917 and the net unrealized appreciation was $5,666,205.
(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency.
(e)	Zero coupon security.

Security Abbreviation:
ADR — American Depositary Receipt

Currency Abbreviations:
ARS	— Argentine Peso	PHP	— Philippine Peso
BRL	— Brazilian Real	PLN	— Polish Zloty
COP	— Colombian Peso	RON	— Romanian Leu
EUR	— Euro	RUB	— Russian Ruble
GHC	— Ghanaian Cedi	SGD	— Singapore Dollar
HRK	— Croatian Kuna	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
ISK	— Iceland Krona	TWD	— New Taiwan Dollar
KRW	— South Korean Won	TZS	— Tanzanian Shilling
MYR	— Malaysian Ringgit	UAH	— Ukranian Hryvnia
PEN	— Peruvian New Sol	ZMK	— Zambian Kwacha

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2005 (unaudited)

Portfolio holdings by industry (as percentage of net assets):
Industry
Banking	17.6%
Brewery	1.4
Building & Construction	1.0
Business Services & Supplies	0.4
Computer Software	0.9
Consumer Products	1.4
Drugs & Health Care	2.3
Electronics	1.3
Financial Services	5.3
Food & Beverages	3.2
Forest & Paper Products	4.0
Household Products & Home Furnishings	1.2
Insurance	3.7
Leisure & Entertainment	3.0
Metals & Mining	4.6
Multimedia	2.3
Oil & Gas	8.3
Real Estate	3.7
Telecommunications	19.1
Tobacco	4.6
Utilities	7.5
Waste Management	1.0

Subtotal	97.8
Foreign Government Obligations	7.0

Total Investments	104.8%

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”). If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will pur- chase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has com- pleted its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distribution in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)
	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Non-Interested Directors:
John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative
Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director,
Sletten Construction Company; Trustee Emeritus, The University
of Montana Foundation.
Kenneth S. Davidson (60)	Director	President, Davidson Capital Management Corporation; Trustee,
The Juilliard School; Chairman of the Board, Bridgehampton
Chamber Music Festival; Trustee, American Friends of the
National Gallery/London.
William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York,
an advertising agency; Retired Director, BBDO Worldwide.
Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center.
Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, Lazard Alternative Strategies Fund, LLC; Director,
O’Charley’s, Inc., a restaurant chain.
Robert M. Solmson (57)	Director	Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Director, Lazard Alternative Strategies Fund, LLC;
Director, Colonial Williamsburg Co.; Former Director, Morgan
Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Directors:
Charles Carroll (44)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	Director and President	Investment Manager.
Ashish Bhutani (45)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy
Chairman of Wasserstein Perella Group.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (32)	Vice President and	Managing Director and General Counsel of the Investment
	Secretary	Manager.
John H. Blevins (40)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the
	Officer	Investment Manager.
Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.
Brian D. Simon (43)	Assistant Secretary	Director of Legal Affairs of the Investment Manager; Vice
President, Law & Regulations at J. & W. Seligman & Co., from
July 1999 to October 2002.
David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.
Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com
Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010
Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414
Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

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